                                                                    EXHIBIT 4.3


                              LETTER OF TRANSMITTAL
                               WITH RESPECT TO THE
                   CONVERSION AND EXCHANGE OF COMMON STOCK OF
                                 GEMINI IX, INC.
                           FOR SHARES OF COMMON STOCK
                                       OF
                        AMERICAN FINANCIAL HOLDING, INC.


Mail or deliver this Letter of Transmittal, or a facsimile hereof, together with your certificate(s) of Gemini Common Stock (as defined below) to Fidelity Transfer Company, the Exchange Agent. For information, contact Benchmark Equity Group ("Benchmark"), 700 Gemini, Houston, Texas 77058, Attention: Jeffrey W. Tomz at 281-488-3883. For information regarding your certificates for Company Common Stock (as defined below) contact Fidelity Transfer Company at 1-800-484-7222.


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                                        DESCRIPTION OF SURRENDERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------
       NAME(s) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARE CERTIFICATE(S) SURRENDERED
(PLEASE FILL IN, IF BLANK, AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))    (PLEASE ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------

                                                                               SHARE        TOTAL NUMBER OF       NUMBER
                                                                            CERTIFICATE   SHARES REPRESENTED    OF SHARES
                                                                             NUMBER(S)     BY CERTIFICATE(S)   SURRENDERED*
---------------------------------------------------------------------------------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


                                                                          -------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

                                                                                           TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, all Shares represented by certificate(s) delivered to the Exchange Agent will be deemed to have been surrendered.
---------------------------------------------------------------------------------------------------------------------------

         Please issue one (1) certificate to the undersigned shown above (unless a different name is indicated in the Special Issuance Instructions box below) representing the conversion and exchange of the shares of Gemini Common Stock, for delivery by mail to the address shown above (unless a different address is indicated in the Special Delivery Instructions box or the Special Issuance Instructions box below).

Ladies and Gentlemen:

         In connection with the merger (the "Merger") of ISO Acquisition Corp., a Delaware corporation ("Merger Sub"), and Gemini IX Inc., a Delaware corporation ("Gemini"), with and into Isolagen Technologies, Inc., a Delaware corporation ("Isolagen"), and pursuant to the Agreement and Plan of Merger, dated August 1, 2001, by and among American Financial Holding, Inc., a Delaware corporation and parent company of Merger Sub (the "Company"), Merger Sub, Gemini, Isolagen and William K. Boss, Jr., Olga Marko and Dennis McGill (the "Merger Agreement"), the undersigned, the registered holder(s) of the stock certificate(s) (the "Certificate(s)") listed above, which formerly represented shares of common stock, par value $0.0001 per share, of Gemini ("Gemini Common Stock"), hereby surrenders such Certificate(s) in exchange for shares of common stock, par value $0.001 per share, of the Company ("Company Common Stock"). The undersigned understands that the Merger has been approved by the Boards of Directors and stockholders of Merger Sub, Gemini and Isolagen and the Board of Directors of the Company and agrees, in accordance with the terms and conditions of the Merger Agreement, to accept 3,200 shares of Company Common Stock for each share Gemini Common Stock surrendered. No fractional shares will be issued. Fractional shares of 0.5 or greater will be rounded up and fractional shares of less than 0.5 will be rounded down without cash payment. The shares of the Company Common Stock received by the undersigned as a result of the exchange of the Certificate(s) are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and under such laws and applicable regulations such shares may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. Undefined capitalized terms herein are defined in the Merger Agreement.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, estates, successors and assigns of the undersigned. The undersigned hereby represents and warrants that the undersigned is the holder of the Certificate(s) delivered hereby and has full power and authority to submit and exchange the Certificate(s) surrendered and delivered for exchange hereby. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange of the Certificate(s) tendered for exchange hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful attorney-in-fact of the undersigned with respect to the Certificate(s) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to cancel the Certificate(s) and deliver such Certificate(s) to Isolagen and to deliver to the undersigned the shares of Company Common Stock to which the undersigned is entitled upon the surrender of the Certificate(s).

         The undersigned understands and agrees that the method of delivery of the Certificate(s) and this Letter of Transmittal is at the election and risk of the holder of the Certificate(s). If delivery of the Certificate(s) is by mail, registered mail with return receipt requested, properly insured, is recommended.

         The undersigned hereby acknowledges that the undersigned has read the Instructions accompanying this Letter of Transmittal.

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
                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 2, 4 and 6)

(To be completed only if the certificates for shares of Company Common Stock are to be issued in the name of someone other than the undersigned.)

Issue and mail shares of Company Common Stock to:


Name:
     --------------------------------------------------------------------------
                                 (Please Print)


Address:
        -----------------------------------------------------------------------



-------------------------------------------------------------------------------
(City)                             (State)                   (ZIP)


                         (COMPLETE SUBSTITUTE FORM W-9)

                   (Tax Identification or Social Security No.)
-------------------------------------------------------------------------------


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
BY EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY DELIVERS TO THE
COMPANY FOR EXCHANGE THE CERTIFICATE(S) INDICATED IN THE BOX ENTITLED
"DESCRIPTION OF SURRENDERED CERTIFICATES."

                                   SIGN HERE:
                               (See Instruction 4)
                         (Complete Substitute Form W-9)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Dated:                                     , 2001
      ------------------------------------

Name:
     --------------------------------------------------------------------------
                                 (Please Print)


-------------------------------------------------------------------------------
            (Title of signer if acting in a representative capacity)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
(City)                             (State)                       (ZIP)

Telephone Number
                ---------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 2, 4 and 6)

(To be completed only if the certificates for shares of Company Common Stock are to be mailed to the undersigned at an address other than that shown in the box on the cover sheet.)

Mail shares of Company Common Stock to:


Name:
     --------------------------------------------------------------------------
                                 (Please Print)


Address:
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------
(City)                                  (State)                    (ZIP)


-------------------------------------------------------------------------------


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
                          SIGNATURE(S) GUARANTEED BY:

                      (To be completed only if required by
                             Instructions 2 and 4)

The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal and the Certificate(s) surrendered pursuant to this Letter of Transmittal.


-------------------------------------------------------------------------------
                    (Name of Institution Issuing Guarantee)

By:
   ----------------------------------------------------------------------------
                             (Authorized Signature)

Title:
      -------------------------------------------------------------------------

Address of Guaranteeing Firm:
                             --------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Dated:                                     , 2001
      ------------------------------------

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

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

         1. Use of Letter of Transmittal. This Letter of Transmittal, properly completed and duly executed, together with the surrendered Certificate(s) and any documents required by this Letter of Transmittal, should be sent by mail or overnight courier or delivered by hand to the Exchange Agent in order to make an effective surrender. Until all necessary steps have been taken to surrender the Certificate(s), no exchange shall be made. The method of delivery of all documents is at the option and risk of the undersigned and the delivery will be deemed made only when actually received. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. A return envelope is enclosed for your convenience.


         2. Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) tendered therewith and such holder(s) have not completed the "Special Issuance Instructions" or "Special Delivery Instructions" above, signatures on this Letter of Transmittal are not required to be guaranteed. In all other cases, signatures on this Letter of Transmittal must be guaranteed in accordance with Rule 17Ad-15 (promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") by an eligible guarantor institution which is a participant in a stock transfer association recognized program, such as a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an international bank, securities dealer, securities broker or other financial institution licensed to do business in its home country (an "Eligible Institution").

         3. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) delivered herewith, the signature(s) of the holder on this Letter of Transmittal must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, or any change whatsoever.

         (b) If any Certificate(s) are held or owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) Do not endorse the Certificate(s) if the Company Common Stock certificate is to be issued in the name of the registered holder(s) unless the registered holder(s) is/are completing the Special Issuance Instructions.

         (d) If the certificate(s) of the Company Common Stock is to be issued in the name of a person other than the signer of a Letter of Transmittal, then the Certificate(s) surrendered in exchange therefor must be endorsed or accompanied by an appropriate instrument of transfer signed exactly as the name of the registered owner appears on such Certificate(s), with the signatures on the endorsement or instrument of transfer guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or any proxy is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by an appropriate instrument of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on such Certificate(s) or instrument of transfer must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         4. Special Issuance and Special Delivery Instructions. If the Company Common Stock is to be issued and paid to someone other than the holder or mailed to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         5. Irregularities. All questions as to the form of documents and the validity of the Certificate(s) will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any deliveries of any Certificate(s) for exchange that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect or irregularity of delivery for exchange with regard to any Certificate(s).

         6. Mutilated, Lost, Stolen or Destroyed Certificate(s). Any holder whose Certificate(s) have been mutilated, lost, stolen or destroyed should complete this Letter of Transmittal and the attached Lost Certificate Affidavit and Indemnity Agreement indicating that his/her Certificate(s) has/have been mutilated, lost, stolen or destroyed.

         7. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of this Letter of Transmittal may be directed to Benchmark at the address or telephone number set forth on the cover of this Letter of Transmittal.

         8. Representations and Warranties. The holder of the Certificate(s) represent and warrant to the Company that, to the best of his/her knowledge, each of the following are true and correct:

         (a) Purchase Entirely for Own Account. The shares of Company Common Stock to be acquired by the holder of the Certificate(s) as part of the Merger Consideration will be acquired for investment for the holder's own respective accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the holder has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Letter of Transmittal, the holder of the Certificate(s) further represent that the holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the shares of Company Common Stock to be acquired by him/her as part of the Merger Consideration.

         (b) Disclosure of Information. The holder of the Certificate(s) believes he/she has received all the information he/she consider necessary or appropriate for deciding whether participate in the exchange of the Certificate(s) as described in the Merger Agreement and this Letter of Transmittal. The holder of the Certificate(s) further represent that he/she has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the exchange of the Certificate(s) and the business, properties, prospects and financial condition of the Company.

         (c) Investment Experience. The holder of the Certificate(s) is an investor in securities of companies in the development stage and each acknowledges that he/she is able to bear the economic risk of this investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Company Common Stock.

         (d) Accredited Investor. The holder of the Certificate(s) is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

         (e) Restricted Securities. The holder of the Certificate(s) understands that the shares of the Company Common Stock that he/she will received as a result of Merger are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances. In the absence of an effective registration statement covering the shares of Company Common Stock or an available exemption from registration under the Securities Act, the shares must be held indefinitely. The holder of the Certificate(s) represents that he/she is familiar with Exchange Act Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act, including without limitation the Rule 144 condition that current information about the Company be available to the public.

         (f) Tax Advisors. The holder of the Certificate(s) has reviewed with his/her own tax advisors the federal, state and local tax consequences of the Merger, where applicable, and the exchange of the Certificate(s) as described in the Merger Agreement and this Letter of Transmittal. The holder of the Certificate(s) is relying solely on such advisors and not on any statements or representations of the Company, Isolagen, Gemini or any of their agents and understands that the holder of the Certificate(s) (and not the Company, Isolagen or Gemini) shall be responsible for the holder's own respective tax liabilities that may arise as a result of the Merger or the exchange of the Certificate(s).

         (g) Legal Counsel. The holder of the Certificate(s) acknowledges that he/she has had the opportunity to review the Merger Agreement, the exhibits and the schedules attached thereto, and the transactions contemplated therein with his/her own legal counsel.

                           IMPORTANT TAX INFORMATION

         A holder who delivers Certificate(s) for exchange is required to provide the Company (as payer), through the Exchange Agent, with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. Generally, if the holder is an individual, the TIN is the holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty, as well as various other penalties, imposed by the Internal Revenue Service. In addition, payments made to the holder with respect to the Company Common Stock may be subject to backup withholding.

         Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient or other payee by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 signed under penalty of perjury, attesting to the holder's exempt status.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the amount withheld will be credited against the federal income tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided that the required information is timely furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a holder with respect to the Company Common Stock, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Certificate(s).

                 TO BE COMPLETED BY ALL HOLDERS OF CERTIFICATES
             (See Instruction 5 and "Important Tax Information" on
                          this Letter of Transmittal)

-------------------------------------------------------------------------------------------------------------------------
                                       PAYER'S NAME: AMERICAN FINANCIAL HOLDING, INC.
-------------------------------------------------------------------------------------------------------------------------
           SUBSTITUTE                   Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX          Social Security Number
            FORM W-9                    AT RIGHT AND CERTIFY BY SIGNING AND DATING
   Department of the Treasury           BELOW.                                                    -----------
   Internal Revenue Service
                                                                                                    OR

                                                                                           Employer Identification Number

                                                                                                  -----------

                                        ----------------------------------------------------------------------------------


                                        Name (Please Print)
                                                           ---------------------------------------------------------------
   Payer's Request for Taxpayer
                                        Address
 Identification Number (TIN) and        ----------------------------------------------------------------------------------

           Certificate                  ----------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------
                                        City                                 State                            ZIP Code
                                        ----------------------------------------------------------------------------------


                                        Part 2--Awaiting TIN [ ]
--------------------------------------------------------------------------------------------------------------------------

PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.


Signature                                                  Date
         ---------------------------------------------          ---------------

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reported interest or dividends on your tax return and you have not been advised by the IRS that such backup withholding has been terminated.
-------------------------------------------------------------------------------


   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                     Date
         -----------------------------------      ----------------------------
-------------------------------------------------------------------------------

               LOST CERTIFICATE AFFIDAVIT AND INDEMNITY AGREEMENT

         The undersigned, being duly sworn, deposes and says:

         1. I familiar with the facts herein certified and am duly authorized to certify the same.

         2. The undersigned is the registered owner of __________ shares of the issued and outstanding common stock, par value $0.0001 per share (the "Common Stock"), of Gemini IX, Inc., a Delaware corporation (the "Company").

         3. Certificate Number _________ (the "Stock Certificate"), representing _______ shares of the Common Stock, has been lost, mislaid, stolen or destroyed, and the undersigned, after attempting diligently and in good faith to locate the Stock Certificate, has been unable to do so. The undersigned has no present knowledge as to the whereabouts of the Stock Certificate.

         4. In order to allow the undersigned to transfer and surrender the shares of Common Stock evidenced by the Stock Certificate unto the Company and American Financial Holding, Inc., a Delaware corporation ("AFH"), the Company and AFH have agreed that they will accept this Lost Certificate Affidavit and Indemnity Agreement (the "Agreement") in lieu of the Stock Certificate.

         5. The undersigned now executes this Agreement so that he, she or it may submit this Agreement in lieu of the Stock Certificate to the Company and AFH in order to transfer and surrender the shares of Common Stock evidenced by the Stock Certificate unto the Company and AFH.

         6. The Stock Certificate has not been endorsed by the undersigned, either in blank or to any person or entity. The undersigned has not sold, assigned, transferred, hypothecated, pledged, negotiated or otherwise disposed of the Stock Certificate, in whole or in part, nor any of his, her or its interest in or right to the Stock Certificate.

         7. There are no outstanding liens, security interests, encumbrances, or the like on the Stock Certificate or the shares represented thereby, nor has the undersigned agreed to forbear any action that the undersigned may have a right to take with respect to it or them.

         8. There are no attachments or executions levied on the Stock Certificate or the shares of Common Stock represented thereby and no bankruptcy, insolvency, receivership, or sequestration proceedings are pending against the undersigned. No application has been made to the appointment of a committee or guardian for the undersigned's property.

         9. The undersigned is the sole owner of the Stock Certificate and the shares of Common Stock represented thereby and no other person, firm or corporation has any ownership interest, right, title, or claim in law or in equity in the Stock Certificate, the shares represented thereby, or in their proceeds.

         10. In consideration of the foregoing, the undersigned hereby agrees for himself, herself or itself and for his, her or its legal representatives, successors and assigns, at all times to indemnify and hold harmless the Company, AFH, Isolagen Technologies, Inc., a Delaware corporation, and their parent and subsidiary entities, if any, and their respective officers, directors, employees, agents, successors in interest, assigns and affiliates (collectively, the "Indemnified Parties") from and against any and all claims, actions and suits, whether groundless or otherwise, and against any and all liabilities, losses, damages, costs, charges (including attorneys' fees), payments and expenses of every nature and character, arising by reason of (i) any claim which may be made in respect of the Stock Certificate or any obligation with respect to the Stock Certificate; (ii) any payment, transfer, delivery, exchange or other act that any Indemnified Party may make or do in respect of the Stock Certificate, whether made or done through accident, oversight or neglect or whether made or done upon presentation thereof without contesting the propriety of such payment, transfer, delivery, exchange or other act; (iii) any prior or subsequent transfer of the Stock Certificate or any right or interest therein; or (iv) any other matter arising out of this Agreement.

         11. The undersigned further agrees for himself, herself or itself and for his, her or its legal representatives, successors and assigns, that if the Stock Certificate comes into the hands or power of any of them, said the Stock Certificate shall be delivered to the Company or AFH, or their successors in interest, without further obligation or liability on the part of the Company or AFH.

         12. This Agreement shall be construed in accordance with the laws of the State of Texas without reference to its conflicts of laws principles.

         13. This Agreement shall be binding on the undersigned and the undersigned's successors and assigns, beneficiaries, legatees and representatives.

         IN WITNESS WHEREOF, this Agreement is executed effective the _____ day of _______________, 2001.



                                   Signature:
                                             ----------------------------------
                                   Printed Name:
                                                -------------------------------
                                   Title:
                                         --------------------------------------


-----------------------------
Sworn to before me this
day of                        , 2001.
       -----------------------


-----------------------------
Notary Public for
                  -----------


[SEAL]